… a better banking experience CU Bancorp Investor Presentation as of December 31, 2016 Exhibit 99.1

Forward-Looking Statements This presentation contains certain forward-looking information about CU Bancorp (the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; increased cost of additional capital; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; legal matters could be filed against the Company and could take longer or cost more than expected to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters and drought, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans and leases or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements, including, but not limited to requirements and expenses relating to the Bank Secrecy Act, the Company’s ability to demonstrate compliance with the BSA Consent Order to the satisfaction of the Federal Deposit Insurance Corporation (“FDIC”) and the California Department of Business Oversight (“CDBO”), the possibility that any expansionary activities will be impeded while the BSA Consent Order remains outstanding, the Company’s ability to employ and retain additional qualified BSA staff or third parties, or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any capital activities cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in CU Bancorp’s public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, CU Bancorp’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read CU Bancorp’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed by CU Bancorp with the SEC. The documents filed by CU Bancorp with the SEC may be obtained at CU Bancorp’s website at www.cubancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CU Bancorp by directing a request to: CU Bancorp c/o California United Bank, 15821 Ventura Boulevard, Suite 100, Encino, CA 91436. Attention: Investor Relations. Telephone 818-257-7700.

Investment Highlights Premier community-based, business banking franchise serving large and diverse Southern California market Scarcity value of $3 billion “pure play” business bank in one of the country’s top markets Strong organic loan growth and attractive low-cost core deposit base Highly asset sensitive balance sheet Exceptional credit quality Opportunistic acquirer with successful history of transactions Performance metrics for full year of 2016: Efficiency ratio of 58% ROATCE of 11.07% ROAA of 0.92%

Seasoned Executive Management Team Experienced Executive team has grown California United Bank’s Southern California franchise to $3 billion in assets in 11 years through organic growth, supplemented by three successful M&As Name Title Function Banking Exp CUB Tenure David Rainer Chairman Chief Executive Officer 35 years 11 years K. Brian Horton President Executive Banking Manager 33 years 10 years* Anne Williams EVP Chief Operating Officer and Chief Credit Officer 35 years 11 years Karen Schoenbaum EVP Chief Financial Officer 22 years 7 years Anita Wolman EVP Chief Administrative Officer and General Counsel 38 years 11 years Robert Sjogren EVP Chief Risk Officer 28 years Since July 2016 *Includes time as President of 1st Enterprise Bank

Relationship Banking Strategy Creates Competitive Advantage High-touch relationship management team offers what we consider “a better banking experience” for small- and medium-sized businesses Personalized and responsive service – no “800” number, customer service delivered by dedicated relationship managers Majority of new customers come from larger banks, unhappy with service Most new business results from “warm leads” provided by referrals Expertise in, and focus on, business banking C&I and owner-occupied commercial real estate are 47% of loan portfolio Non-interest bearing deposits are 54% of total deposits Strong credit culture maintains solid asset quality NPAs to total assets of 0.04% at December 31, 2016 Positioned in extraordinary market Current 9-branch footprint covers one of the largest and most attractive metropolitan areas in the U.S.

Southern California is an Exceptional Environment for Middle-Market Commercial Banking The L.A. Basin (Los Angeles, Orange, Riverside, San Bernardino and Ventura counties) is the 16th largest economy in the world1, with a GDP equal to $1 trillion2, just behind Spain and Mexico and ahead of the Netherlands, Indonesia and Turkey Los Angeles County is the largest manufacturing center in the U.S. and would be 9th largest state in U.S. by population December 2016 unemployment rate of 4.7%, compared to 5.7% a year ago3 Orange County would be 31st largest state in U.S. by population Orange County unemployment rate is 3.5% as of December 2016, compared to 4.1% a year ago3 Five-county area is home to more than 698,284 small- and middle-market businesses2 (defined as employing 1 to 499 workers) Our typical customer has between $5 and $50 million in annual sales (excluding SBA) Typical loan commitment ranges from $1 million to $5 million (excluding SBA) Significant percentage of customers in the manufacturing, distribution and services industries Source: IMF World Economic Outlook (WEO), October 2016 Source: County data from Los Angeles Economic Development Corp. and California EDD, as of 9/30/15 3) Source: State of California Employment Development Department

California United Bank has a footprint that spans the most attractive markets in Southern California: Premier Southland Commercial Banking Franchise San Fernando Valley (2005) – Original Headquarters West Los Angeles (2006) Santa Clarita Valley (2007) South Bay (2009) – Converted to a branch in 2010 Orange County (2010) – Loan Production Office* Thousand Oaks (2010) – Acquired from California Oaks State Bank Anaheim (2012) – Acquired from Premier Commercial Bank Irvine/Newport Beach (2012) – Acquired from Premier Commercial Bank* Downtown Los Angeles (2014) – Headquarters, Merger with 1st Enterprise Bank Orange County (2014) – Merger with 1st Enterprise Bank* Ontario (2014) – Merger with 1st Enterprise Bank CUB Branch Former COSB Branch Former PCB Branch Former FENB Branch *Combined locations San Fernando Valley 7

Inland Empire $139 million Downtown LA $361 million Irvine/Newport Beach $587 million Santa Clarita Valley $109 million West LA $369 million San Fernando Valley $314 million Anaheim $252 million South Bay $163 million Conejo Valley $313 million Average branch size of approx. $290 million in deposits All 9 branches have deposits greater than $100 million … Creates Platform for Tremendous Efficiency Consolidated deposits at 12/31/16

Strategy for High Quality Growth Strong and Ongoing Organic Growth Operate in a highly desirable footprint in region with tremendous opportunities for growth Leverage relationship-based banking approach and superior service Focus on constantly establishing new relationships in our market Recruit experienced and connected “in market” talent Build on products and expertise acquired in strategic acquisitions, such as the SBA lending platform obtained with Premier Commercial Bank Strong capital management Result: Asset CAGR of 36% from inception in 2005 through 2016 Growth by Opportunistic Merger/Acquisition Strong management team experienced with strategic, successful acquisitions Focus on in-market and in-state acquisitions and mergers Immediately accretive to earnings Tangible book value payback under four years Result: Successfully completed three transactions since 2010

Strong Organic Loan Growth Since inception in 2005 loan portfolio has grown to $2.1 billion $111 million in net organic loan growth in 416 Total loans increased 12% in 4Q16 from 4Q15 Annual Loan Growth ($ in millions) Portfolio Composition Loan growth in 44 out of 47 quarters

Superior Credit Quality CUB credit quality at December 31, 2016: Total nonaccrual loans of $1.1 million or 0.05% of total loans; no individual loan over $300 thousand NPAs to total assets of 0.04% Year to date net recoveries of $428 thousand Net charge-offs have averaged just 0.06% annually for last five years* Peer group includes California banks or bank holding companies with total assets between $1.0-3.0 billion; source: SNL. *Ending 12/31/2015 Net charge-offs (annualized) NPAs to total assets

Premier Core Deposit Franchise of Southern California Total deposits of $2.6 billion at December 31, 2016 Cost of deposits in 4Q16 was 0.10% unchanged from 4Q15 Increased $321 million from year-ago quarter Average deposit balance per branch of $290 million Non-interest bearing deposits of $1.4 billion at December 31, 2016 54% of total deposits Increased $112 million from year-ago quarter Deposit Composition Total Deposit Growth Since Inception

Growing Visibility in the Investment Community At $3 billion in assets; CUB is one of 9 commercial banks headquartered in Southern California and traded on NASDAQ or NYSE with total assets of $2.0 to $10.0 billion 49% institutional ownership per 3Q16 13-f filings 17.8 million shares issued at 12/31/16 $660 million market cap at 1/27/17 Added to Russell Indexes in June 2013 Analyst coverage by seven Wall Street investment banking firms Over the12-month period ending Jan. 27, 2017, CUNB has outperformed the S&P 500, Dow Jones Industrials, Russell 2000 (RUT) Nasdaq Composite Index (NASDAQ) and ABA Nasdaq Bank Index (ABAQ)

4Q16 Earnings – Eighth Complete Quarter of Combined Operations 2016 2015 4Q16 3Q16 2Q161 1Q161 4Q15 3Q15 2Q15 1Q15 Income Statement EPS - fully diluted $1.50 $1.18 $0.39 $0.36 $0.39 $0.36 $0.30 $0.35 $0.29 $0.23 Net Income Available to Common Shareholders (000’s) 26,240 20,062 6,867 6,279 6,813 6,281 5,210 5,970 4,955 3,927 Net Interest Income 98,106 87,419 25,331 25,048 24,249 23,478 23,102 22,402 21,273 20,642 Performance Ratios ROAA 0.92% 0.80% 0.91% 0.87% 0.99% 0.93% 0.77% 0.93% 0.82% 0.69% ROATCE 11.07% 9.86% 10.99% 10.30% 11.75% 11.29% 9.61% 11.48% 10.00% 8.23% Efficiency Ratio 58% 61% 58% 60% 55% 58% 58% 59% 61% 64% 1) See the “Early Adoption of Accounting Standards Update (“ASU”) 2016-09” table in the appendix of this presentation for further details.

Double-Digit Growth Year over year, revenue, assets, loans, deposits and tangible book value all grew at a double-digit rate CUNB CUNB 2016 2015 % Change Income Statement items (000’s) Net interest income $98,106 $87,419 Non-interest income $12,012 $11,730 Net revenues $110,118 $99,149 11.1% Balance Sheet Items (000’s) Total Assets $2,994,760 $2,634,642 13.7% Total Loans $2,050,226 $1,833,163 11.8% Total Deposits $2,607,389 $2,286,791 14.0% Tangible Book Value $14.10 $12.67 11.3%

Superior Operating Leverage *Operating expenses excludes non-core, merger-related expenses of $2.5 million in 3Q12, $497 thousand in 2Q14, $631 thousand in 3Q14, $2.4 million in 4Q14, $464 thousand in 1Q15, $246 thousand in 2Q15 and $211 thousand in 3Q15

Appendix

Loans by Industry – C&I and Owner-Occupied CRE

Growth in Total Assets Since 2009

CUB’s Ranking Among Independent Los Angeles-based Banks at September 30, 2016 Source: SNL.com Scarcity Value of non-ethnic commercial banking franchises based in Los Angeles Rank Company Name Total Assets 1 Cathay General Bancorp 14,098,789 2 Hope Bancorp, Inc. 13,510,629 3 Grandpoint Capital, Inc. 3,297,392 4 Preferred Bank 3,112,226 5 CTBC Capital Corp. 2,914,090 6 CU Bancorp 2,893,172 7 Manufacturers Bank 2,726,531 8 American Business Bank 1,816,837 9 Royal Business Bank 1,445,730 10 SinoPac Bancorp 1,326,218 11 Pacific City Bank 1,177,214 12 Commonwealth Business Bank 892,758 13 Open Bank 721,611 14 State Bank of India (California) 602,291 15 Pacific Commerce Bank 551,811 16 First Credit Bank 489,108 17 GBC International Bank 485,277 18 Premier Business Bank 484,185 19 Broadway Federal Bank, F.S.B. 413,295 20 Eastern International Bank 113,740

CUNB Market Position in LA, Orange, Ventura, San Bernardino and Riverside Counties and Total US at September 30, 2016 Source: SNL.com   Total United States       Rank Company Name State Assets Percentile 300 CTBC Capital Corp. CA 2,914,090 94.9% 301 CU Bancorp CA 2,893,172 94.9% 302 Olney Bancshares of Texas, Inc. TX 2,891,420 94.8% 303 RCB Holding Company, Inc. OK 2,859,580 94.8% 304 Hy-Vee, Inc. IA 2,857,402 94.8% 305 Union Savings Bank OH 2,848,351 94.8% 306 Merrick Bank Corporation UT 2,843,186 94.8% 307 First Connecticut Bancorp, Inc. CT 2,832,271 94.8% 308 Community Bancshares of Mississippi, Inc. MS 2,808,223 94.7% 309 First Mid-Illinois Bancshares, Inc. IL 2,783,948 94.7% 310 1867 Western Financial Corporation CA 2,764,463 94.7% 311 Atlantic Capital Bancshares, Inc. GA 2,761,244 94.7% 312 HomeTrust Bancshares, Inc. NC 2,754,109 94.7% 313 Byline Bancorp, Inc. IL 2,747,929 94.7% 314 Institution for Savings in Newburyport and Its Vicinity MA 2,745,734 94.6% 315 Capital City Bank Group, Inc. FL 2,738,840 94.6% 316 ANB Corporation TX 2,734,698 94.6% 317 Farmers & Merchants Bancorp CA 2,727,837 94.6% 318 Manufacturers Bank CA 2,726,531 94.6% 319 Franklin Financial Network, Inc. TN 2,703,194 94.6% 320 BancPlus Corporation MS 2,702,024 94.5% 321 Independent Bankers Financial Corporation TX 2,691,778 94.5% 322 Bank Mutual Corporation WI 2,653,434 94.5% 323 Hills Bancorporation IA 2,595,606 94.5% 324 Sturm Financial Group, Inc. CO 2,589,202 94.5% 325 South Plains Financial, Inc. TX 2,560,508 94.5%   Total Five-County Area       Rank Company Name County Assets Market Share % 1 East West Bancorp, Inc. Los Angeles, CA 33,269,938 21.1% 2 PacWest Bancorp Los Angeles, CA 21,315,309 13.5% 3 Cathay General Bancorp Los Angeles, CA 14,098,789 8.9% 4 Hope Bancorp, Inc. Los Angeles, CA 13,510,629 8.6% 5 Banc of California, Inc. Orange, CA 11,216,404 7.1% 6 CVB Financial Corp. San Bernardino, CA 8,044,993 5.1% 7 Opus Bank Orange, CA 7,709,424 4.9% 8 Farmers & Merchants Bank of Long Beach Los Angeles, CA 6,627,923 4.2% 9 Hanmi Financial Corporation Los Angeles, CA 4,402,180 2.8% 10 Pacific Premier Bancorp, Inc. Orange, CA 3,754,831 2.4% 11 First Foundation Inc. Orange, CA 3,593,720 2.3% 12 Community Bank Los Angeles, CA 3,537,426 2.2% 13 Grandpoint Capital, Inc. Los Angeles, CA 3,297,392 2.1% 14 Preferred Bank Los Angeles, CA 3,112,226 2.0% 15 CTBC Capital Corp. Los Angeles, CA 2,914,090 1.8% 16 CU Bancorp Los Angeles, CA 2,893,172 1.8% 17 Manufacturers Bank Los Angeles, CA 2,726,531 1.7% 18 California Republic Bancorp Orange, CA 2,225,665 1.4% 19 American Business Bank Los Angeles, CA 1,816,837 1.2% 20 Green Dot Corporation Los Angeles, CA 1,555,105 1.0% 21 RBB Bancorp Los Angeles, CA 1,448,905 0.9% 22 SinoPac Bancorp Los Angeles, CA 1,326,218 0.8% 23 Plaza Bancorp Orange, CA 1,195,779 0.8% 24 Pacific City Bank Los Angeles, CA 1,177,214 0.7% 25 Pacific Mercantile Bancorp Orange, CA 1,075,149 0.7% Total in market: 157,845,849 100.0%

Shareholders of CUB Merger and Acquisition Partners Have Been Well Rewarded COSB 8/24/10 $6.00 CUNB 1/27/17 $37.15 PCBP 12/8/11 $9.00 CUNB 1/27/17 $37.15 1st Enterprise Bank (FENB) – Merger announced June 3, 2014 California Oaks State Bank (COSB) – Acquisition announced Aug. 25, 2010; Premier Commercial Bancorp (PCBP) – Acquisition announced Dec. 9, 2011 FENB 6/2/14 $16.17* CUNB 1/27/17 $37.15 *FENB share price of $21.75, adjusted to reflect effect of 1.345 shares of CUNB received in merger 519% Return 130% Return 313% Return

Reconciliation of Non-GAAP Measures   (Dollars in thousands, except share data)     December 31, 2016   September 30, 2016     December 31, 2015 Tangible Common Equity Calculation                 Total shareholders' equity $ 338,185 $ 332,930 $ 306,807 Less: Serial preferred stock   16,955     17,021     16,995 Less: Goodwill 64,603 64,603 64,603 Less: Core deposit and leasehold right intangibles   6,300     6,665     7,671 Tangible Common Equity $ 250,327 $ 244,641 $ 217,538                   Common shares issued 17,759,000 17,673,000 17,175,000 Tangible book value per common share $ 14.10   $ 13.84   $ 12.67 Book value per common share $ 18.09 $ 17.87 $ 16.87 CU BANCORP GAAP RECONCILIATIONS These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analyses of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. The Company utilizes the term TCE, a non-GAAP financial measure. CU Bancorp’s management believes TCE is useful because it is a measure utilized by both regulators and market analysts in evaluating a consolidated bank holding company’s financial condition and capital strength. Tangible Common Equity (TCE) Calculation and Reconciliation to Total Shareholders' Equity (Unaudited) TCE represents common shareholders’ equity less goodwill and certain intangible assets. A reconciliation of CU Bancorp’s total shareholders’ equity to TCE is provided in the table below for the periods indicated:

  December 31, 2016   December 31, 2015 Average Tangible Common Equity Calculation           Total average shareholders' equity $ 325,737 $ 292,577 Less: Average serial preferred stock   17,068     16,457 Less: Average goodwill 64,603 64,014 Less: Average core deposit and leasehold right intangibles   6,986     8,644 Average Tangible Common Equity $ 237,080 $ 203,462             Net Income Available to Common Shareholders $ 26,240 $ 20,062 Return on Average Tangible Common Equity   11.07%     9.86%             Return on Average Tangible Common Equity (Unaudited) Return on Average Tangible Common Equity represents annualized or year-to-date net income available to common shareholders as a percent of average tangible common equity. A calculation of CU Bancorp’s Return on Average Tangible Common Equity is provided in the table below for the periods indicated:  (Dollars in thousands)   Three Months Ended   December 31, 2016   September 30, 2016   December 31, 2015 Average Tangible Common Equity Calculation                 Total average shareholders' equity $ 336,701 $ 331,024 $ 304,026 Less: Average serial preferred stock   16,996     17,063     16,837 Less: Average goodwill 64,603 63,603 64,177 Less: Average core deposit and leasehold right intangibles   6,498     6,792     7,930 Average Tangible Common Equity $ 248,604 $ 243,566 $ 215,082                   Net Income Available to Common Shareholders $ 6,867 $ 6,279 $ 5,210 Return on Average Tangible Common Equity   10.99%     10.30%     9.62% Reconciliation of Non-GAAP Measures

Early Adoption of ASU 2016-09 (Dollars in thousands, except share data)   Three Months Ended June 30, 2016 Three Months Ended March 31, 2016   As Previously Reported   As Reported Under ASU 2016-09   As Previously Reported   As Reported Under ASU 2016-09 Consolidated Statement of Income                   Provision for income tax expense $ 4,427 $ 3,952 $ 4,202 $ 3,905 Net Income $ 6,645 $ 7,120   $ 6,287 $ 6,584 Net Income Available to Common Shareholders $ 6,338 $ 6,813 $ 5,984 $ 6,281 Basic earnings per share $ 0.37 $ 0.40   $ 0.35 $ 0.37 Diluted earnings per share $ 0.36 $ 0.39 $ 0.35 $ 0.36 Diluted average shares outstanding   17,461,000   17,506,000     17,341,000   17,417,000 Consolidated Balance Sheet                   Additional paid-in capital $ 25,209 $ 24,437 $ 23,854 $ 23,557 Retained earnings $ 49,245 $ 50,017   $ 42,907 $ 43,204 Ratios                   Return on average assets 0.92% 0.99% 0.89% 0.93% Return on average tangible common equity   10.93%   11.75%     10.75%   11.29% In March 2016, the FASB issued ASU 2016-09, Compensation – Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting, to reduce the complexity of certain aspects of the accounting for employee share-based payment transactions. In the third quarter of 2016, the Company elected the early adoption of this standard which requires the Company to reflect the adjustments resulting from the adoption effective January 1, 2016, the beginning of the annual period that includes the interim period of adoption. Previously, excess tax benefits resulting from the exercise or vesting of share-based awards were recorded directly to additional paid-in capital. Under this new guidance, such excess tax benefits are recorded as a reduction in provision for income tax expense in the quarter of exercise or vesting, rather than increasing additional paid-in capital. In addition, the new guidance requires that assumed proceeds under the treasury stock method be modified to exclude the amount of excess tax benefits that would have been recognized in additional paid-in capital, as such, increases the diluted average shares outstanding.   The following table presents the impact of the adoption of the new accounting guidance to the Company’s previously reported financial results: